                                                                      EXHIBIT 99

                             Exhibit Index

EXHIBIT        DESCRIPTION

EX-99.a    Amended and Restated Agreement and Declaration of Trust of American
Century International Bond Funds, dated March 26, 2004.

EX-99.b    Amended and Restated Bylaws dated March 26, 2004.

EX-99.d1   Investment Sub-Advisory Agreement with J.P. Morgan Investment
Management, Inc., dated August 1, 1997 (filed as Exhibit 5c to Post-Effective
Amendment No. 10 to the Registration Statement on Form N-1A of the Registrant,
File No. 33-43321, filed on September 30, 1997, and incorporated herein by reference).

EX-99.d2   Management Agreement (Investor Class) with American Century
Investment Management, Inc., dated August 1, 1997 (filed as Exhibit 5 to
Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on July 31,
1997, and incorporated herein by reference).

EX-99.d3   Amendment to the Management Agreement (Investor Class) with American
Century Investment Management, Inc., dated March 31, 1998 (filed as Exhibit 5b to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.d4   Amendment to the Management Agreement (Investor Class) with American
Century Investment Management, Inc., dated July 1, 1998 (filed as Exhibit d3 to
Post-Effective Amendment No 39 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on July 28,
1999, and incorporated herein by reference).

EX-99.d5   Amendment No. 1 to the Management Agreement (Investor Class) with
American Century Investment Management, Inc., dated September 16, 2000 (filed as
Exhibit d4 to Post-Effective Amendment No. 30 to the Registration Statement on
Form N-1A of American Century California Tax-Free and Municipal Funds, File No.
2-82734, filed on December 20, 2000, and incorporated herein by reference).

EX-99.d6   Amendment No. 2 to the Management Agreement (Investor Class) with
American Century Investment Management, Inc., dated August 1, 2001 (filed as
Exhibit d5 to Post-Effective Amendment No. 44 to the Registration Statement on
Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d7   Amendment No. 3 to the Management Agreement (Investor Class) with
American Century Investment Management, Inc., dated December 3, 2001 (filed as
Exhibit d6 to Post-Effective Amendment No. 16 to the Registration Statement on
Form N-1A of American Century Investment Trust, File No. 33-65170, filed on
November 30, 2001, and incorporated herein by reference).

EX-99.d8   Amendment No. 4 to the Management Agreement (Investor Class) with
American Century Investment Management, Inc., dated July 1, 2002 (filed as
Exhibit d7 to Post-Effective Amendment No. 17 to the Registration Statement on
Form N-1A of the Registrant, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.d9   Amendment No. 5 to the Management Agreement (Investor Class) with
American Century Investment Management, Inc., dated December 31, 2002 (filed as
Exhibit d8 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable Portfolios II, Inc., File No. 333-46922,
filed on December 23, 2002, and incorporated herein by reference).

EX-99.d10  Amendment No. 6 to the Management Agreement (Investor Class) with
American Century Investment Management, Inc., dated as of May 1, 2004 (filed as
Exhibit d9 to Post-Effective Amendment No. 35 to the Registration Statement on
Form N-1A of American Century Quantitative Equity Funds, Inc., File No.
33-19589, filed on April 29, 2004, and incorporated herein by reference).

EX-99.d11  Management Agreement (Advisor Class) with American Century
Investment Management, Inc., dated August 1, 1997 (filed as Exhibit d3 to
Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of
American Century Target Maturities Trust, File No. 2-94608, filed on August 28,
1997, and incorporated herein by reference).

EX-99.d12  Amendment to the Management Agreement (Advisor Class) with American
Century Investment Management, Inc., dated June 1, 1998 (filed as Exhibit 5b to
Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170, filed on June 30, 1999, and incorporated herein by reference).

EX-99.d13  Amendment No. 1 to the Management Agreement (Advisor Class) with
American Century Investment Management, Inc. dated September 16, 2000 (filed as
Exhibit d6 to Post-Effective Amendment No. 36 to the Registration Statement on
Form N1-A of American Century Target Maturities Trust, File No. 2-94608, filed on April 18, 2001, and incorporated herein by reference).

EX-99.d14  Amendment No. 2 to the Management Agreement (Advisor Class) with
American Century Investment Management, Inc., dated August 1, 2001 (filed as
Exhibit d8 to Post-Effective Amendment No. 44 to the Registration Statement on
Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.d15  Amendment No. 3 to the Management Agreement (Advisor Class) with
American Century Investment Management, Inc., dated December 3, 2001 (filed as
Exhibit d10 to Post-Effective Amendment No. 16 to the Registration Statement on
Form N-1A of American Century Investment Trust on November 30, 2001, File No.
33-65170 and incorporated herein by reference).

EX-99.d16  Amendment No. 4 to the Management Agreement (Advisor Class) with
American Century Investment Management, Inc., dated July 1, 2002 (filed as
Exhibit d13 to Post-Effective Amendment No. 17 to the Registration Statement on
Form N-1A of American Century Target Maturities Trust, File No. 2-94608, filed on January 31, 2003, and incorporated herein by reference).

EX-99.d17  Amendment No. 5 to the Management Agreement (Advisor Class) with
American Century Investment Management, Inc., dated as of May 1, 2004 (filed as
Exhibit d16 to Post-Effective Amendment No. 35 to the Registration Statement on
Form N-1A of American Century Quantitative Equity Funds, Inc., File No.
33-19589, filed on April 29, 2004, and incorporated herein by reference).

EX-99.e1   Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated September 3, 2002 (filed as Exhibit e1 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2   Amendment No. 1 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable Portfolios II, Inc., File No. 333-46922,
filed on December 23, 2002, and incorporated herein by reference).

EX-99.e3   Amendment No. 2 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated August 29, 2003 (filed as
Exhibit e3 to Post-Effective Amendment No. 17 to the Registration Statement on
Form N-1A of American Century Strategic Asset Allocations, Inc., File No.
33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.e4   Amendment No. 3 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated February 27, 2004 (filed as Exhibit e4 to Post-Effective Amendment No. 104 to the Registration Statement
on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on
February 26, 2004, and incorporated herein by reference).

EX-99.e5   Amendment No. 4 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated as of May 1, 2004 (filed as Exhibit e5 to Post-Effective Amendment No. 35 to the Registration Statement
on Form N-1A of American Century Quantitative Equity Funds, Inc., File No.
33-19589, filed on April 29, 2004, and incorporated herein by reference).

EX-99.g1   Omnibus Custodian Agreement with State Street Bank and Trust Company dated August 10, 1993 (filed as Exhibit g1 to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-43321,
filed on April 22, 1996, and incorporated herein by reference).

EX-99.g2   Amendment No. 1 dated December 1, 1994 to the Omnibus Custodian
Agreement with State Street Bank and Trust Company dated August 10, 1993 (filed as Exhibit g2 to Post-Effective Amendment No. 7 to the Registration Statement on
Form N-1A of the Registrant, File No. 33-43321, filed on April 22, 1996, and incorporated herein by reference).

EX-99.g3   Amendment dated March 4, 1996 to the Omnibus Custodian Agreement with State Street Bank and Trust Company dated August 10, 1993 (filed as Exhibit
g3 to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A
of the Registrant, File No. 33-43321, filed on April 22, 1996, and incorporated herein by reference).

EX-99.g4   Amendment dated December 9, 2000 to Omnibus Custodian Agreement with
State Street Bank and Trust Company dated August 10, 1993 (filed as Exhibit g4 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-43321, filed on April 30, 2001, and incorporated herein by reference).

EX-99.g5   Amendment No. 3 to the Omnibus Custodian Agreement with State Street
Bank and Trust Company dated May 1, 2003.

EX-99.g6   Master Agreement with Commerce Bank, N.A. dated January 22, 1997
(filed as Exhibit g2 to Post-Effective Amendment No. 76 to the Registration
Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
filed on February 28, 1997, and incorporated herein by reference).

EX-99.g7   Fee Schedule with State Street Bank and Trust Company dated
April 3, 2003.

EX-99.h1   Transfer Agency Agreement with American Century Services Corporation dated August 1, 1997 (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the Registration Statement on Form N1-A of the American Century Government
Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2   Amendment No. 1 to the Transfer Agency Agreement with American
Century Services Corporation, dated June 29, 1998 (filed as Exhibit 9b to Post
Effective Amendment No. 23 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29,
1998, and incorporated herein by reference).

EX-99.h3   Amendment No. 2 to the Transfer Agency Agreement with American
Century Services Corporation, dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of
American Century California Tax-Free and Municipal Funds, File No. 2-82734,
filed on December 29, 2000, and incorporated herein by reference).

EX-99.h4   Amendment No. 3 to the Transfer Agency Agreement with American
Century Services Corporation, dated August 1, 2001 (filed as Exhibit h5 to
Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on July 31,
2001, and incorporated herein by reference).

EX-99.h5   Amendment No. 4 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 3, 2001 (filed as Exhibit h6 to
Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170, filed on November 30,
2001, and incorporated herein by reference).

EX-99.h6   Amendment No. 5 to the Transfer Agency Agreement with American
Century Services Corporation, dated July 1, 2002 (filed as Exhibit h6 to
Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170, filed on June 28, 2002, and incorporated herein by reference).

EX-99.h7   Amendment No. 6 to the Transfer Agency Agreement with American
Century Services Corporation, dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.h8   Amendment No. 7 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of
American Century Variable Portfolios II, Inc., File No. 333-46922, filed on
December 23, 2002, and incorporated herein by reference).

EX-99.h9   Amendment No. 8 to the Transfer Agency Agreement with American
Century Services Corporation dated as of May 1, 2004 (filed as Exhibit h10 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, filed on
April 29, 2004, and incorporated herein by reference).

EX-99.h10  Credit Agreement with JP Morgan Chase Bank, as Administrative Agent, dated as of December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment
No. 39 to the Registration Statement on Form N-1A of American Century Target
Maturities Trust, File No. 2-94608, filed on January 30, 2004, and incorporated herein by reference).

EX-99.h11  Customer Identification Program Reliance Agreement dated April 23,
2004 (filed as Exhibit h12 to Post-Effective Amendment No. 35 to the
Registration Statement on Form N-1A of American Century Quantitative Equity
Funds, Inc., File No. 33-19589, filed on April 29, 2004, and incorporated herein by reference).

EX-99.h12  Price Source Authorization dated February 4, 2003, with State Street
Bank & Trust Company.

EX-99.i    Opinion and consent of counsel.

EX-99.j1   Consent of PricewaterhouseCoopers, LLP, independent accountants.

EX-99.j2   Power of Attorney dated March 1, 2004 (filed as Exhibit j2 to
Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, filed on
March 1, 2004, and incorporated herein by reference).

EX-99.j3   Secretary's Certificate dated March 1, 2004 (filed as Exhibit j3 to
Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, filed on
March 1, 2004, and incorporated herein by reference).

EX-99.m1   Master Distribution and Shareholder Services Plan (Advisor Class)
dated August 1, 1997 (filed as Exhibit m1 to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A for American Century Target Maturities
Trust, File No. 2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m2   Amendment to Master Distribution and Shareholder Services Plan
(Advisor Class) dated June 29, 1998 (filed as Exhibit m2 to Post-Effective
Amendment No. 32 to the Registration Statement on Form N-1A of American Century
Target Maturities Trust, File No. 2-94608, filed on January 31, 2000, and incorporated herein by reference).

EX-99.m3   Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (Advisor Class) dated August 1, 2001 (filed as Exhibit m3 to Post-Effective
Amendment No. 44 to the Registration Statement on Form N-1A of the Registrant,
File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.m4   Amendment No. 2 to the Master Distribution and Shareholder Services
Plan (Advisor Class) dated December 3, 2001 (filed as Exhibit m4 to
Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170, filed on November 30,
2001, and incorporated herein by reference).

EX-99.m5   Amendment No. 3 to the Master Distribution and Shareholder Services
Plan (Advisor Class) dated July 1, 2002 (filed as Exhibit m5 to Post-Effective
Amendment No. 38 to the Registration Statement on Form N-1A of American Century
Target Maturities Trust, File No. 2-94608, filed on January 31, 2003, and incorporated herein by reference).

EX-99.m6   Amendment No. 4 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated as of May 1, 2004 (filed as Exhibit m6 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, filed on
April 29, 2004, and incorporated herein by reference).

EX-99.n1   Amended and Restated Multiple Class Plan dated September 3, 2002
(filed as Exhibit n to Post-Effective Amendment No. 35 to the Registration
Statement on Form N-1A of American Century California Tax-Free and Municipal
Funds, File No. 2-82734, filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2   Amendment No. 1 to the Amended and Restated Multiple Class Plan
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of American Century Municipal Trust,
File No. 2-91299, filed on December 23, 2002, and incorporated herein by reference).

EX-99.n3   Amendment No. 2 to the Amended and Restated Multiple Class Plan
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century Strategic Asset
Allocations, Inc., File No. 33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.n4   Amendment No. 3 to the Amended and Restated Multiple Class Plan
dated as of February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment
No. 104 to the Registration Statement on Form N-1A of American Century Mutual
Funds, Inc., File No. 2-14213, filed on February 26, 2004, and incorporated herein by reference).

EX-99.n5   Amendment No. 4 to the Amended and Restated Multiple Class Plan
dated as of May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of American Century Quantitative
Equity Funds, Inc., File No. 33-19589, filed on April 29, 2004, and incorporated herein by reference).

EX-99.p1   American Century Investments Code of Ethics (filed as Exhibit p to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, filed on
April 29, 2004, and incorporated herein by reference).

EX-99.p2   J.P. Morgan Investment Management, Inc. Code of Ethics (filed as
Exhibit p3 to Post-Effective Amendment No. 20 to the Registration Statement on
Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on April 20, 2001, and incorporated herein by reference.